THE JACKSON RIVERS COMPANY

                                CONVERTIBLE NOTE

$250,000.00                                                      January 2, 2006

      THE JACKSON RIVERS COMPANY, (OTCBB: JKRI) a Florida corporation (the Company"), for value received hereby promises to pay to the order of VANTAGE POINT CONSULTING and or assignee ("Payee"), the Principal Amount of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00), as per the Fee Agreement executed on November 12, 2005 and incorporated herein as Exhibit A, on or before the Due Date of this Note at the office of the Payee at 550 Greens Parkway, Suite 230, Houston, Texas 77067, with accrued interest payments & principal from the date of issuance of this Note at the rate of eight percent (8.0%) per annum due and payable on or before January 1, 2007 (the "Due Date").

      For the purpose of calculating interest for any period for which interest shall be payable, such interest shall be calculated on the basis of a 30 day month and a 360 day year. Except as otherwise provided herein, all sums of past due principal and interest shall bear interest at the maximum rate of interest permitted by applicable law.

      1. Covenants. The Company covenants that so long as this Note shall be outstanding:

            (a) The Company shall maintain an office at 550 Greens Parkway, Suite 230, Houston, Texas 77067, or at such other place as the Company may designate by written notice given pursuant to the terms hereof, where notices, presentations and demands to or upon the Company in respect of this Note may be made or given.

            (b) The Company shall promptly cause to be paid and discharged all lawful taxes, assessments and governmental charges or levies imposed upon the Company or any subsidiary or upon the income and profits of, or upon any property belonging to the Company or any subsidiary before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such property or any part thereof; provided, however, that the Company shall not be required to cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the amount or validity thereof shall be contested in good faith by appropriate proceedings, and the Company or such subsidiary, as the case may he, shall set aside on its books reserves with respect thereto which the Company and the independent public accountants who are at the time employed to audit the books and accounts of the Company or such subsidiary consider adequate.

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            (c) The Company shall at all times cause its physical property and the physical property of its subsidiaries used or desirable in the conduct of the business of the Company or its subsidiaries to be maintained, preserved, protected and kept in good repair, working order and condition, and from time to time cause to be made all needful and proper repairs, replacements, betterments and improvements thereto, so that the business carried on in connection therewith may in the opinion of the Company be properly and advantageously conducted at all times; provided, however, that nothing in this Paragraph 1(c) shall require the Company or any subsidiary to maintain, preserve, protect or keep in good repair, working order or condition any physical property which, in the sole discretion of the Company, is obsolete or surplus or unfit for use or may not be used advantageously in the conduct of the business of the Company or such subsidiary, as the case may be.

            (d) The Company shall at all times keep, and cause each subsidiary to keep, true and complete books of record and accounts in accordance with generally accepted accounting principles and practices and file timely all required reports with the Securities and Exchange Commission.

            (e) The Company shall at all times cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights, and franchises, and the corporate existences, rights and franchises of each subsidiary, and comply with and cause each subsidiary to comply with, all laws and governmental requirements applicable to the Company or such subsidiary; provided, however, that nothing in this Paragraph 1(e) shall (i) require the Company or any subsidiary to maintain, preserve or renew any right or franchise which in the opinion of the Board of Directors of the Company is not necessary or desirable in the conduct of the business of the Company or of such subsidiary, as the case may be; or (ii) prevent the termination of the corporate existence of any subsidiary if in the opinion of the Board of Directors of the Company such termination is in the best interest of the Company and not disadvantageous to the Payee; or (iii) prevent any consolidation or merger involving the Company or a subsidiary.

      2. Piggy Back Registration Rights. The Shares issued to the Payee shall be entitled to "Piggy Back Registration Rights" pursuant to a registration of the Company's securities made effective during the term of this Note. Upon effectiveness of said Registration Statement, Payee's Shares shall be immediately registered and therefore eligible for trading under any and all restrictions that may apply.

            (a) The Payee is an "accredited investor" as defined under Rule 501 under the Securities Act.

            (b) The Payee acknowledges that the Shares have not been registered under the Securities Act or the securities laws of any state and are being offered pursuant to applicable exemptions from such registration for nonpublic offerings as "restricted securities" as defined by Rule 144 promulgated pursuant to the Securities Act. The Shares may not be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of the Company's counsel, an applicable exemption from registration is available.

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            (c)   The Payee is acquiring the Shares for its own account, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in
                  Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

            (d) The Payee understands and acknowledges that the Shares will bear the following legend:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

            (e) The Payee acknowledges that an investment in the Shares is not liquid and is transferable only under limited conditions. The Payee acknowledges that such securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Payee is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of the Shares.

            (f) Payee Sophistication and Ability to Bear Risk of Loss. The Payee acknowledges that it is able to protect its interests in connection with the acquisition of the Shares and can bear the economic risk of investment in such securities without producing a material adverse change in Payee's financial condition. The Payee otherwise has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares.

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            (g)   Purchases by Groups. The Payee represents, warrants, and
                  covenants that it is not acquiring the Shares as part of a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

      3.    Conversion of Note.

            (a) On or after the Due Date or upon an effective registration of the Company's stock, the Payee may convert all or part of the remaining principal balance, plus accrued interest, of this Note into the common stock, par value $0.001 per share, of the Company (the "Common Stock"). In the event of a conversion, the number of shares of the Common Stock to be issued shall be determined by dividing (i) the unpaid principal balance of this Note, plus any accrued interest by (ii) eighty percent (80%) of the average of the lowest three closing bid prices in past 20 trading days immediately preceding any such conversion. All such Common Stock conversions shall not exceed 4.99% of the then outstanding Common Stocks of the Company. If this Note is surrendered for conversion, it shall be duly endorsed, or be accompanied by a written instrument of transfer in a form satisfactory to the Company duly executed by the holder of this Note. For convenience, the conversion of all or a portion, as the case may be, of the principal, plus accrued interest, of this Note into the Common Stock is hereinafter sometimes referred to as the conversion of this Note. In the event that this Note is converted in part only, upon such conversion the Company shall execute and deliver to the Payee, without service charge, a new Note or Notes, of any authorized denomination or denominations as requested by the Payee, in aggregate principal amount equal to and in exchange for the unconverted portion of the principal and accrued interest of the Note so surrendered.

            (b) As promptly as practicable after the surrender, as herein provided, of this Note or portion thereof in proper form for conversion, the Company shall deliver a certificate or certificates representing the number of fully paid and nonassessable shares of the Common Stock into which this Note (or portion thereof) may be converted in accordance with the provisions of this Note. Subject to the following provisions of this Paragraph 3, such conversion shall be deemed to have been made immediately prior to the close of business on the date that this Note or portion thereof shall have been surrendered for conversion, accompanied by written notice, so that the rights of the Payee as holders thereof shall cease with respect to this Note (or the portion thereof being converted) at such time, and the person or persons entitled to receive the shares of the Common Stock upon conversion of this Note or portion thereof shall be treated for all purposes as having become the record holder of such shares of the Common Stock at such time. Provided, however, that no such surrender on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the shares of the Common Stock upon such conversion as the record holder or holders of such shares of the Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of the Common Stock as the record holder or holders thereof for all purposes immediately prior to the close of the business on the next succeeding day on which such stock transfer books are open.

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            (c) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. If more than one Note shall be surrendered for conversion at one time by the Payee, the number of full shares issuable upon conversion thereof shall be computed on the outstanding shares of the Common Stock, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Payee shall have the right thereafter to convert this Note into the kind and amount of shares of stock of the Company or of such successor or purchasing corporation and other securities and property receivable upon such reclassification, change, consolidation, merger, sale, or conveyance by the Payee of the number of shares of Common Stock into which this Note might have been converted immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. The provisions of this paragraph shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales, or conveyances.

            (e) The Company covenants that it will at times reserve and keep available out of its authorized Common Stock solely for the purpose of issue upon conversion of this Note as herein provided, such number of shares of the Common Stock as shall then be issuable upon the conversion of unpaid balance, including accrued interest, of this Note. The Company covenants that a]l shares of the Common Stock which shall be so issuable shall, when issued, be duly and validly issued and fully paid and nonassessable.

            (f) The Company covenants that upon conversion of this Note as herein provided, there will be credited to the Common Stock stated capital from the consideration for which the shares of the Common Stock issuable upon such conversion are issued an amount per share of the Common Stock so issued as determined by the Board of Directors, which amount shall not be less than the amount required by law and by the Company's Articles of Incorporation, as amended, as in effect on the date of such conversion. For the purposes of this covenant, the principal amount of the Note converted, less the amount of cash paid in lieu of the issuance of fractional shares of such conversion, shall be deemed to be the amount of consideration for which the shares of the Common Stock issuable upon such conversion are issued.

            (g) The issuance of certificates for shares of the Common Stock upon the conversion of this Note shall be made without charge to the Payee so converting for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the name of, or in such names as may be directed by, the Payee; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in the name other than that of the Payee, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

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      4.    Events of Default.

            (a) If any one or more of the following events (herein individually referred to as an "Event of Default") shall have occurred for any reason and shall be continuing at the time of any notice thereof from the Payee:

                  (i) Default shall be made in the due observance and
            performance of any covenant, agreement or condition in this Note (including the payment of any interest or principal) and such default shall continue for a period of 30 days after written notice thereof to the Company by the Payee; or

                  (ii) The Company shall:

                        (1) Admit in writing its inability to pay its debts
                  generally as they become due;

                        (2) File a petition in bankruptcy or a petition to take
                  advantage of any insolvency act;

                        (3) Make an assignment for the benefit of its creditors;

                        (4) Consent to the appointment of a receiver of itself
                  or of the whole or any substantial part of its property; or

                        (5) On a petition in bankruptcy filed against it, be
                  adjudicated a bankrupt;

                  (iii) The Company or any subsidiary shall file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or district or territory thereof; or

                  (iv) A court of competent jurisdiction shall enter an order, judgment or decree appointing, without the consent of the Company or such subsidiary, a receiver of the Company or any of its subsidiaries or of the whole or any substantial part of its property, or approving a petition filed against the Company or any of its subsidiaries seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or district or territory thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within 60 days from the date of the entry thereof; or

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                  (v) Under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the Company or any of its subsidiaries or of the whole or any substantial part of its property, and such custody or control shall not be terminated or stayed within 60 days from the date of assumption of such custody or control;

      then, at the option of the Payee, this Note shall thereupon become and be due and payable, without any other presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

            (b) If any event shall occur that constitutes, or after continuance for a specified period would constitute, an Event of Default under this Paragraph 4, or if the holder of this Note shall demand payment or take any other action permitted upon the occurrence of any such event, the Company will at once give notice to all Payee, specifying the nature of such event or of such demand or action, as the case may be.

            (c) In case any one or more of the Events of Default specified above in this Paragraph 4 shall have happened and be continuing, the holder of this Note may proceed to protect and enforce its rights either by suit in equity and/or by action at law, or by other appropriate proceeding, whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or proceed to enforce the payment of this Note or to enforce any other legal or equitable right of the holder of this Note.

            (d) No remedy herein contained on the holder hereof is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

      5.    Miscellaneous.

            (a) No Sinking Fund. The Company is not required to establish any sinking fund with respect to this Note.

            (b) Collection Fees. In the event of default hereunder and if this
      Note is placed in the hands of an attorney for collection (whether or not suit is filed) or if this Note is collected by suit or legal proceedings or through bankruptcy proceedings, the Company agrees to pay in addition to all sums then due hereon, including principal and interest, all reasonable expenses of collection including reasonable attorneys' fees.

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            (c) Registered Owner Transfer. The Company and any agent of the
      Company may treat the person whose name appears above as the absolute owner hereof for the purpose of receiving payment of, or on account of, the principal or interest due hereon and for all other purposes, and neither the Company nor any such agent shall be affected by notice to the contrary. Subject to compliance with applicable federal and state securities laws, this Note is transferable only on the books of the Company by the registered holder in person or by attorney on surrender of this Note properly endorsed.

            (d) No Recourse. This Note is the obligation of the Company only, and no recourse shall be had for the payment hereof or the interest hereon against any incorporator, shareholder, director or officer as such (whether past, present or future) of the Company or any successor entity whether by virtue of any constitution, statute or rule of law or equity, or by the enforcement of any assessment or penalty, or otherwise, all such liability of the incorporators, shareholders, directors and officers as such being expressly waived and released by the holder hereof by the acceptance of this Note.

            (e) Successor Entity. The Company may not consolidate with or merge into, or transfer all or substantially all of its assets to, another corporation unless the successor corporation assumes all of the obligations of the Company under this Note and immediately after the transaction no default exists with respect to this Note. Thereafter, all such obligations of the Company shall terminate.

            (f) Maximum Rate of Interest. Notwithstanding any provisions to the contrary in this Note or in any of the documents relating hereto, in no event shall this Note or such documents require the payment or permit the collection of interest in excess of the maximum amount permitted by the laws of the State of Florida. If any such excess of interest is contracted for, charged or received under this Note or under the terms of any of the documents relating hereto, or in the event the maturity of the indebtedness evidenced by this Note is accelerated in whole or in part, or in the event that all or part of the principal or interest of this Note shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or under any of the documents relating hereto, on the amount of principal actually outstanding from time to time under this Note shall exceed the maximum amount of interest permitted by the laws of the State of Florida, then in any such event:

                  (i) The provisions of this Paragraph 5(f) shall govern and control;

                  (ii) Neither the Company nor any other person or entity now or hereafter liable for the payment hereof, shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by the laws of the State of Florida;

                  (iii) Any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunding to the Company, at the holder's option; and

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                  (iv) The effective rate of interest shall be automatically reduced to the maximum lawful rate of interest allowed under the laws of the State of Florida as now or hereafter construed by the courts having jurisdiction thereof,

            (g) Rate of Interest. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or under such other documents which are made for the purpose of determining whether such rate exceeds the maximum lawful rate of interest, shall be made, to the extent permitted by the laws of the State of Florida, by amortizing, prorating, allocating and spreading during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from the Company or otherwise by the holder or holders hereof in connection with such indebtedness.

            Issued this 2nd day of January, 2006.

                                                THE JACKSON RIVERS COMPANY

                                                By _____________________________
                                                   Jeffrey W. Flannery, CEO


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